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                                                                   Exhibit 10.33

                              AMENDMENT TO CONTRACT
                            DEALER GASOLINE AGREEMENT

                                                           (Branded Diesel Fuel)
                                                                Facility:  82063
                                                      Customer Account:  0883348

THIS AMENDMENT, dated as of Sept. 2, 1999, amends the Contract Dealer Gasoline Agreement ("Agreement") dated Sept. 2, 1999, between ARCO Products Company (a division of Atlantic Richfield Company, incorporated in Delaware) ("ARCO") and LLO-Gas, Inc. ("Buyer") with delivery premises at 13001 Stockdale Hwy., Bakersfield, California 93312 ("Premises").

It is hereby agreed by and between the parties that effective on the date written above or the Commencement Date of the Agreement, whichever is later, the Agreement is hereby amended to provide that except as set forthbelow, any references to "motor fuels comprising gasolines and gasoline-containing materials bearing the ARCO trademark and other identifying symbols," "gasoline" and "product" shall be construed to include such motor fuels comprising diesel fuel and diesel fuel-containing materials bearing the ARCO trademark and other identifying symbols ("ARCO branded diesel fuels and diesel fuel-containing materials") as Buyer may purchase and receive from ARCO and ARCO may sell and deliver to Buyer at the Premises during the term hereof.

It is understood and agreed by and between the parties that Temporary Voluntary Allowances ("TVA's") are not applicable to diesel fuel or diesel fuel-containing materials and, therefore, the terms and conditions relating to TVA's set forth in the Prices provisions, Paragraph 5 of the Agreement, are not amended and supplemented by this Amendment. It is further understood and agreed by and between the parties that, except as herein specifically amended and supplemented, all other terms and conditions of the Agreement, as previously amended and supplemented, shall be and remain in full force and effect.

This Amendment automatically supercedes and terminates, as of the Effective Date hereof, any and all other contracts, agreements or understandings between the parties covering the sale and delivery of ARCO branded fuels and diesel fuel-containing materials to Buyer at the Premises for resale therefrom.

BUYER ACKNOWLEDGES THAT BUYER HAS READ THIS AMENDMENT AND FULLY UNDERSTANDS ALL OF THE TERMS, PROVISIONS AND CONDITIONS HEREOF.

This Amendment is not binding until executed by Buyer and by an authorized officer or manager of ARCO.

IN WITNESS WHEREOF, the parties have executed this Amendment.

ARCO Products Company,                    Franchisee
a division of AtlanticRichfieldCompany

/s/ Connie Carroll             9/2/99         /s/ John Castellucci        9/2/99
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                                Date                                       Date

/s/ Denise Newton              9/2/99         /s/ Denise Newton           9/2/99
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                                Date                                       Date